EXHIBIT A


                             JOINT FILING AGREEMENT
                          PURSUANT TO RULE 13d-1(k)(1)
                          ----------------------------


     The undersigned acknowledge and agree that the foregoing Statement on
Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.



Dated: June 2, 2005


                                        WARBURG, PINCUS VENTURES, L.P.

                                        By:  Warburg Pincus Partners LLC,
                                               its General Partner

                                             By:  Warburg Pincus & Co.,
                                                    its Managing Member

                                                  By:  /s/ Scott A. Arenare
                                                     ---------------------------
                                                     Name:  Scott A. Arenare
                                                     Title:  Partner


                                        WARBURG PINCUS & CO.

                                        By:  /s/ Scott A. Arenare
                                           ---------------------------
                                           Name:  Scott A. Arenare
                                           Title:  Partner

                                        WARBURG PINCUS LLC


                                        By:  /s/ Scott A. Arenare
                                           ---------------------------
                                           Name:  Scott A. Arenare
                                           Title:  Managing Director


                                        WARBURG PINCUS PARTNERS LLC

                                        By: Warburg Pincus & Co.,
                                              its Managing Member

                                            By:  /s/ Scott A. Arenare
                                                ---------------------------
                                                Name:  Scott A. Arenare
                                                Title:  Partner